ITW Conference Call

First Quarter

2007

Exhibit 99.2

ITW
Agenda

1.

Introduction………………………John Brooklier/David Speer

2.

Financial Overview……………...Ron Kropp

3.

Manufacturing Segments………John Brooklier

4.

Forecast 2007………………….…Ron Kropp

4.

Q & A………………......………….John Brooklier/Ron Kropp/David Speer

ITW
Forward - Looking Statements

This conference call contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding end market conditions, base revenue growth, earnings growth, operating income, tax rates, use of free cash and potential acquisitions for the 2007 full year and the Company’s related forecasts.  These statements are subject to certain risks, uncertainties, and other factors, which could cause actual results to differ materially from those anticipated.  Important risks that may influence future results include (1) a downturn in the construction, general industrial, automotive or food institutional and service markets, (2)
deterioration in international and domestic business and economic conditions, particularly in North America, Europe, Asia or Australia, (3)
the unfavorable impact of foreign currency fluctuations and costs of raw materials, (4) an interruption in, or reduction in, introducing new products into the Company’s product lines, (5) an unfavorable environment for making acquisitions, domestic and international, including adverse accounting or regulatory requirements and market values of candidates, and (6) unfavorable tax law changes and tax authority rulings.  The risks covered here are not all inclusive and given these and other possible risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Conference Call Playback

Replay number: 203-369-0120

No pass code necessary

Telephone replay available through midnight of
May 2, 2007

Webcast / PowerPoint replay available at
itw.com website

ITW
Quarterly Highlights

2006

2007

Q1

Q1

Amount

%

Operating Revenues

3,297.0

3,759.0

462.0

14.0%

Operating Income

540.0

568.6

28.6

5.3%

% of Revenues

16.4%

15.1%

-1.3%

Net Income

Income Amount

366.5

402.4

35.9

9.8%

Income Per Share-Diluted

0.65

0.71

0.06

9.2%

Average Invested Capital

8,594.6

9,980.6

(1,386.0)

-16.1%

Return on Average Invested Capital

17.3%

16.1%

-1.2%

Free Operating Cash Flow

323.1

337.5

14.4

4.5%

F(U) Last Year

ITW
Quarterly Operating Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Manufacturing Business

Operating Leverage

1.0%

2.5%

0.3%

Nonvolume-related

-

-0.2%

-

Total

1.0%

2.3%

0.3%

Acquisitions

10.7%

-

-1.6%

Divestitures

-0.5%

-0.2%

-

Translation

3.0%

2.4%

-0.1%

Impairment

-

1.9%

0.3%

Restructuring

-

-1.1%

-0.2%

Intercompany/Other

-0.2%

-

-

Total

14.0%

5.3%

-1.3%

% F(U) Prior Year

ITW
Non Operating & Taxes

2006

2007

Q1

Q1

Amount

%

Operating Income

540.0

568.6

28.6

5.3%

Interest Expense

(18.9)

(24.4)

(5.5)

Other Income

10.1

26.6

16.5

Net Income-P/T

531.2

570.8

39.6

7.5%

Income Taxes

164.7

168.4

(3.7)

% to Pre Tax Income

31.0%

29.5%

1.5%

Net Income-AT

366.5

402.4

35.9

9.8%

F(U) Last Year

ITW
Invested Capital

3/31/06

12/31/06

3/31/07

Trade Receivables

2,191.7

2,471.3

2,681.5

Days Sales Outstanding

59.8

61.1

64.2

Inventories

1,279.1

1,482.5

1,601.7

Months on Hand

1.8

1.9

2.0

Other Current Assets

426.8

662.4

646.6

Accounts Payable & Accruals

(1,715.1)

(2,173.9)

(2,179.5)

Operating Working Capital

2,182.5

2,442.3

2,750.3

% to Revenue(Prior 4 Qtrs.)

17%

17%

19%

Net Plant & Equipment

1,843.2

2,053.5

2,070.5

Investments

890.2

595.1

552.2

Goodwill and Intangibles

3,956.0

5,138.7

5,283.6

Other, net

(70.5)

(384.0)

(541.0)

Invested Capital

8,801.4

9,845.6

10,115.6

ITW
Debt & Equity

3/31/06

12/31/06

3/31/07

Total Capital

Short Term Debt

230.8

462.7

577.1

Long Term Debt

959.9

955.6

956.3

Total Debt

1,190.7

1,418.3

1,533.4

Stockholders' Equity

8,065.2

9,017.5

9,156.8

Total Capital

9,255.9

10,435.8

10,690.2

Less:

Cash

(454.5)

(590.2)

(574.6)

Net Debt & Equity

8,801.4

9,845.6

10,115.6

Debt to Total Capital

13%

14%

14%

ITW
Cash Flow

2006

2007

Q1

Q1

Net Income

366.5

402.4

Adjust for Non-Cash Items

120.5

89.3

Changes in Operating Assets & Liabilities

(95.6)

(68.9)

Net Cash From Operating Activities

391.4

422.8

Additions to Plant & Equipment

(68.3)

(85.3)

Free Operating Cash Flow

323.1

337.5

Stock Repurchase

-

(179.9)

Acquisitions

(199.0)

(269.1)

Dividends

(92.6)

(117.3)

Proceeds from Divestitures

12.5

91.7

Debt

(24.0)

89.2

Proceeds from Investments

12.3

13.1

Other

51.8

19.2

Net Cash Increase (Decrease)

84.1

(15.6)

ITW
Return on Average Invested Capital

2006

2007

F(U)

Q1

Q1

Prior Yr.

Operating Income after Taxes

372.6

400.9

28.3

Operating Margins

11.3%

10.7%

-0.6%

Average Invested Capital

8,594.6

9,980.6

(1,386.0)

Capital Turnover

1.53

1.51

(0.02)

Return on Average Invested Capital

17.3%

16.1%

-1.2%

ITW
Acquisitions

Q1

Q2

Q3

Q4

Q1

Annual Revenues Acquired

353

154

388

820

399

Purchase Price

Cash Paid

199

82

447

650

269

Stock Issued

163

-

-

-

-

Total

362

82

447

650

269

Number of Acquisitions

North America

Engineered Products

2

4

5

4

2

Specialty Systems

2

4

4

4

1

International

Engineered Products

4

-

2

11

3

Specialty Systems

3

2

2

-

3

Total

11

10

13

19

9

2006

2007

Key Economic Data

Stronger fundamentals in Europe

EuroZone Purchasing Managers Index: 55.4% in March ’07 vs. 56.5%
in December ’06

EuroZone industrial production: +4.2% in February ’07 vs. 2.5% in
November ’06

German industrial production: +7.6% in February ’07

North American March ’07 ISM Index: relatively weak 50.9% vs.
51.4% in December ’06 vs. 52.9% in September ’06

North American March ’07 ISM new order index: 51.6% vs.
52.1% in December ’06 vs. 54.2% in September ’06

US Industrial Production (ex. Tech.): +1.2% in March ’07
compared to +2.4% in December ’06

ITW
Engineered Products - North America

2006

2007

Q1

Q1

Amount

%

Operating Revenues

1,030.3

1,026.7

(3.6)

-0.4%

Operating Income

173.3

153.3

(20.0)

-11.5%

Operating Margins

16.8%

14.9%

-1.9%

F(U) Last Year

Engineered Products - North America
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

-6.5%

-15.8%

-1.7%

Nonvolume-related

-

3.7%

0.7%

Total

-6.5%

-12.1%

-1.0%

Acquisitions

6.7%

0.7%

-1.0%

Divestitures

-0.5%

-0.2%

-

Translation

-0.1%

-0.1%

-

Impairment

-

3.1%

0.6%

Restructuring

-

-2.9%

-0.5%

Total

-0.4%

-11.5%

-1.9%

% F(U) Prior Year

Engineered Products - North America
Key Points

Total construction: -10% for Q1 ’07

ITW construction (tools/fasteners/trusses) base revenues: -12% for
Q1 ’07…driven by 32% decline in first quarter new housing starts

             - new housing: -7% in Q1 ’07

             - renovation: 30+% in Q1 ’07

             - commercial: -13% in Q1 ’07

Wilsonart (high pressure laminate): base revenues -8% in Q1 ’07

            - weaker commercial/new housing as well as tough flooring “comps”
led to decline

Engineered Products - North America
Key Points

Auto base revenues: -7% for Q1 ’07

Detroit 3 build rates: -12% for Q1 ’07

GM: -14%

Ford: -15%

Chrysler: -3%

New domestic build rates: +1%

Detroit 3 inventories: 74 days at 3-31-07

GM: 86 days

Ford: 64 days

Chrysler: 68 days

New domestics’ inventories: 59 days at 3-31-07

Industrial: base revenues -1% for Q1 ’07

Key contributors: Industrial Plastics (-3%); Polymers
(+2%)

ITW
Engineered Products - International

2006

2007

Q1

Q1

Amount

%

Operating Revenues

624.3

833.1

208.8

33.4%

Operating Income

75.8

97.5

21.7

28.6%

Operating Margins

12.1%

11.7%

-0.4%

F(U) Last Year

Engineered Products - International
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

8.2%

27.1%

2.1%

Nonvolume-related

-

-13.2%

-1.5%

Total

8.2%

13.9%

0.6%

Acquisitions

17.2%

4.9%

-1.2%

Divestitures

-0.6%

0.6%

0.1%

Translation

8.5%

9.9%

0.2%

Impairment

-

0.2%

-

Restructuring

-

-0.8%

-0.1%

Other

0.1%

-0.1%

-

Total

33.4%

28.6%

-0.4%

% F(U) Prior Year

Engineered Products - International
Key Points

Construction base revenues: +13% in Q1 ’07

Europe: +11% (growth in many countries; led by
Germany)

Austral-Asia: +14% (commercial/retail strength
in Australia)

Wilsonart Intl.: +14% (strength in the UK and
Germany)

Automotive base revenues: +1% in Q1 ’07

Builds: +6% in Q1 ’07

Mix issue/key builds: Renault Group: +0.8%;
Fiat: +2.3%

Industrial-based revenues: +7% in Q1 ’07

Industrial Plastics: +17%; Fluid Products: +8%;
Polymers: +5%

ITW
Specialty Systems - North America

2006

2007

Q1

Q1

Amount

%

Operating Revenues

1,124.1

1,222.4

98.3

8.7%

Operating Income

221.9

224.1

2.2

1.0%

Operating Margins

19.7%

18.3%

-1.4%

F(U) Last Year

Specialty Systems - North America
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

-0.9%

-1.9%

-0.2%

Nonvolume-related

-

2.2%

0.4%

Total

-0.9%

0.3%

0.2%

Acquisitions

9.9%

-2.3%

-2.2%

Divestitures

-0.1%

-

-

Translation

-0.1%

-0.1%

-

Impairment

-

1.9%

0.4%

Restructuring

-

1.2%

0.2%

Other

-0.1%

-

-

Total

8.7%

1.0%

-1.4%

% F(U) Prior Year

Specialty Systems - North America
Key Points

Segment base revenues: First negative performance since
Q3 2003

Industrial Packaging: -8% base revenue growth in Q1 ’07

Weakness in construction-related packaging
categories (lumber and brick/block -30% in Q1 ’07)

Welding base revenues: +7% growth in Q1 ’07 primarily
due to strength in energy related end markets

Food Equipment base revenues: 3% growth in Q1 ’07;
restaurant/institutional side of business prospers

ITW
Specialty Systems - International

2006

2007

Q1

Q1

Amount

%

Operating Revenues

615.7

783.4

167.7

27.2%

Operating Income

68.9

93.7

24.8

35.9%

Operating Margins

11.2%

12.0%

0.8%

F(U) Last Year

Specialty Systems - International
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

9.5%

33.4%

2.5%

Nonvolume-related

-

-0.7%

-0.1%

Total

9.5%

32.7%

2.4%

Acquisitions

10.8%

-

-1.2%

Divestitures

-0.9%

-1.4%

-

Translation

7.9%

8.8%

0.1%

Impairment

-

0.4%

-

Restructuring

-

-4.5%

-0.5%

Other

-0.1%

-0.1%

-

Total

27.2%

35.9%

0.8%

% F(U) Prior Year

Specialty Systems - International
Key Points

Welding: base revenue +21% in Q1 ’07 due to demand from
energy/shipbuilding customers

Signode industrial packaging grew 9% in Europe and
increased 16% in Asia/Pacific; industrial production improves across various regions

Food Equipment: base revenues +8% in Q1 ’07; most growth
emanating from institutional demand in Europe

Finishing: base revenues grew 22% in Q1 ’07 due to strong
demand for Gema powder-based products in a number of
European countries

ITW
2007 Forecast

Mid

Low

High

Point

2nd Quarter

Base Revenues

0.4%

2.4%

1.4%

Income Per Share-Diluted

$0.86

$0.90

$0.88

% F(U) 2006

6%

11%

9%

Full Year

Base Revenues

1.8%

3.8%

2.8%

Income Per Share-Diluted

$3.27

$3.39

$3.33

% F(U) 2006

9%

13%

11%

ITW 2007 Forecast
Key Assumptions

Exchange rates hold at current levels.

Acquired revenues in the $800 million to $1.2 billion
range.

Share repurchases of $500 million to $700 million for
the year.

Restructuring cost of $30 to $50 million.

No further impairment of goodwill/intangibles.

Nonoperating other income of $70 to $80 million,
which is lower than 2006 by $30 to $40 million.

Tax rate of 29.5% for the 2nd quarter and the full year.

ITW Conference Call

 Q & A

First Quarter

2007